THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF (COLLECTIVELY, THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR RECEIPT BY MAKER OF AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE REASONABLY ACCEPTABLE TO MAKER) IN THE FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO MAKER THAT THE SECURITIES MAY BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF, UNDER AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS.



                                CONVERTIBLE NOTE



$________                                                         APRIL 1, 2001

     For value received, the undersigned, iJoin.com, Inc., a Delaware corporation (the "Maker"), hereby unconditionally promises to pay to the order of _______________ (the "Holder"), at such place as the Holder may designate, the principal sum of _________________________ ($______) on May 1, 2002 (the
"Maturity Date"), together with interest on the outstanding and unpaid principal amount of this Note, in arrears, accruing at the rate of ______ percent (___%) per annum, commencing on the date hereof and continuing until the Maturity Date or until deemed paid in full (computed on the basis of a year of 360 days for the actual number of days elapsed), in accordance with this Note. All payments hereunder shall be in lawful money of the United States and in immediately available funds.

          1. Payment of Principal. At the Maturity Date, the outstanding principal amount of this Note plus all accrued and unpaid interest herein shall be due and payable in cash or, at the option of the Holder, converted into that number of shares of the Maker's common stock (the "Common Stock") and warrants to purchase that amount of Common Stock provided in Section 2(a)(v) hereof.

          2. Conversion upon an Interim Business Transaction.
             -----------------------------------------------

             (a) Notwithstanding anything to the contrary contained in this Note, in addition to all other rights of the Holder contained herein, upon the occurrence of a Interim Business Transaction (as defined below) the outstanding principal amount of this Note, together with any accrued interest thereon, shall be automatically converted, subject to Section 3 hereof and without any further action by the Holder, into that number of warrants and shares of Common Stock (the "Conversion Securities"), as follows:

                 (i) on or before June 30, 2001 and provided that no Event of Default (as defined in Section 6 hereof) shall have occurred and be continuing, an aggregate of 270,000 shares of the Common Stock plus a warrant to purchase up to 81,000 shares of the Common Stock;

                 (ii) on or before September 30, 2001 and provided that no Event of Default shall have occurred and be continuing, an aggregate of 297,000 shares of the Common Stock plus a warrant to purchase up to 89,100 shares of the Common Stock;

                 (iii) on or before December 31, 2001 and provided that no Event of Default shall have occurred and be continuing, an aggregate of 326,700 shares of the Common Stock plus a warrant to purchase up to 98,010 shares of the Common Stock;

                 (iv) on or before March 31, 2002 and provided that no Event of Default shall have occurred and be continuing, an aggregate of 359,370 shares of the Common Stock plus a warrant to purchase up to 107,811 shares of the Common Stock; or

                 (v) on or before the Maturity Date and provided that no Event of Default shall have occurred and be continuing, an aggregate of 395,307 shares of the Common Stock plus a warrant to purchase up to 118,592 shares of the Common Stock

             (b) For purposes of this Agreement, an "Interim Business Transaction" shall mean that the Maker shall have done any of the following: (i) consolidate with or merge into any other entity and the Maker shall not be the continuing or surviving corporation of such consolidation or merger, or (ii) permit any other entity to consolidate with or merge into the Maker and the Maker shall be the continuing or surviving corporation but, in connection with such consolidation or merger, any class of the capital stock of the Maker shall be changed into or exchanged for securities of any other entity or cash or any other property, or (iii) transfer all or a substantial part of its properties or assets to any other entity, or (iv) effect a capital reorganization or reclassification of its capital stock.

             (c) The Maker shall not effect any Interim Business Transaction unless, prior to the consummation thereof, each entity (other than the Maker) which may be required to deliver any securities, cash or property upon the exercise of this Note as provided herein shall assume (i) the obligations of the Maker under this Note (and if the Maker shall survive the consummation of such Interim Business Transaction, such assumption shall be in addition to, and shall not release the Maker from, any continuing obligations of the Maker under this
Note) and (ii) the obligation to deliver to such Holder such securities, cash or property as, in accordance with the foregoing provisions of this Section 2, such Holder shall be entitled to receive.

          3. Conversion Procedure.
             --------------------

             (a) In the event of a conversion, either upon the election of the Holder or the occurrence of an Interim Business Transaction, as provided in Sections 1, 2 and 5 hereof, the Holder shall: (i) give written notice of such election to the Maker, if applicable, and (ii) deliver to the Maker the original version of this Note to be converted, marked "Canceled" and acknowledged by the Holder to be deemed paid-in-full, in exchange for certificate(s) and instrument(s) representing the Conversion Securities, issued in the name of the Holder; provided, however, that the Maker shall not be obligated to issue certificate(s) and instrument(s) evidencing the Conversion Securities issuable upon conversion of this Note unless the original Note is either delivered to the Maker or the Holder notifies the Maker that such Note has been lost, stolen, or destroyed, and executes an agreement reasonably satisfactory to the Maker to indemnify the Maker from any loss incurred by it in connection therewith.

             (b) At all times during which this Note remains outstanding, the Maker agrees to reserve and keep available for issuance to the Holder an authorized number of shares of Common Stock sufficient to permit the conversion in full of this Note and the subsequent exercise of any warrant(s) granted upon in connection with such conversion. The Maker represents that the Conversion Securities and the shares underlying any warrant instrument(s), when issued upon conversion of this Note or exercise of such warrant(s), as applicable, shall be validly issued, fully paid and non-assessable and not subject to any lien or encumbrance.

             (c) The Holder hereby acknowledges that this Note (and the Conversion Securities, if any, issuable upon the conversion of this Note) is given to the Holder in reliance upon the Holder's representations and warranties to the Maker, which by its acceptance of this Note the Holder hereby confirms, as follows:

                 (i) Own Account. That the Note and the Conversion Shares, if any (collectively, the "Investment Securities"), being acquired by the Holder are being acquired for investment for the Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. By acknowledging this Note, the Holder further represents and warrants that the Holder does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Investment Securities.

                 (ii) Disclosure of Information. In making the decision to acquire the Investment Securities, the Holder relied solely upon its independent investigation and due diligence regarding the business of the issuer of the Investment Securities and an investment in the Investment Securities. The Holder did not rely upon any representations or warranties made by or on behalf of the issuer of the Investment Securities. The Holder acknowledged that it had an opportunity to consult with its own attorney regarding legal matters concerning the issuer of the Investment Securities and an investment in the Investment Securities and to consult with its tax advisor regarding the tax consequences of acquiring the Investment Securities;

                 (iii) Accredited Investor. The Holder is aware of what constitutes, and fully understands the definition of, an "Accredited Investor," as that term is defined in Regulation D promulgated under the Act and under the laws of each state of which the Holder is a resident, and is an "Accredited Investor" for purpose of said
          Regulation D and the laws of each state in which the Holder is a resident;

                 (iv) Restricted Securities. The Holder understands that the Investment Securities have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder's representations made herein. The Holder understands that the Investment Securities are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Holder must hold the Investment Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Holder acknowledges that the Maker has no obligation to register or qualify the Investment Securities for resale. The Holder further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Investment Securities, and on requirements relating to the Maker which are outside of the Holder's control, and which the Maker is under no obligation and may not be able to satisfy.

                 (v) Legends. The Holder understands that the Investment Securities, and any securities issued in respect of or exchange for the Investment Securities, may bear one or all of the following legends:

               THE SECURITIES EVIDENCED BY THIS INSTRUMENT OR CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THE
               ISSUER RECEIVES AN OPINION OF LEGAL COUNSEL SATISFACTORY TO THE ISSUER STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR

               (C) THE ISSUER OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

             (d) The Holder hereby further acknowledges that the obligation of the Maker to issue the Conversion Securities upon the conversion of this Note shall be subject to such Holder's cooperation with the Maker, including, without limitation, the confirmation of the investment representations and warranties to the Maker (or any successor entity as a result of an Interim Business Transaction) made in Section 3(c) above, as of the time of the conversion.

          4. Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the date of this Note there shall be a capital reorganization of the Maker (other than by way of a stock split or combination of shares or stock dividends or distributions or a reclassification, exchange or substitution of shares), or an Interim Business Transaction (each a "Corporate Change"), then as a part of such Corporate Change an appropriate adjustment in the number of Conversion Securities shall be made and provision shall be made (by adjustments of the number of such shares and warrants or otherwise) so that the Holder of this Note shall have the right thereafter to convert this Note into the kind and amount of Conversion
Securities of the Maker or any successor corporation resulting from the Corporate Change. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the Holder of this Note after the Corporate Change to the end that the provisions of this Section 4 (including any adjustment in the number of Conversion Securities deliverable upon conversion of this Note) shall be applied after that event in as nearly an equivalent manner as may be practicable to the manner in which such provisions were applicable prior to the Corporate Change.

          5. Events of Default; Effect
             -------------------------

             (a) The occurrence at any time of any one or more of the following events shall constitute an "Event of Default" under this Note: (i) the Maker's failure to pay principal of, interest on or other amount when due under this Note, which failure remains unremedied for a period of ten (10) days thereafter,
(ii) failure of the Maker to perform or default in the observance by the Maker of any of the Maker's agreements, covenants and/or obligations set forth herein or a material breach of any of Maker's representations and warranties set forth herein; (iii) the dissolution, liquidation or termination of legal existence of the Maker; (iv) the appointment of a receiver, trustee or similar official or agent to take charge of or liquidate any property of assets of the Maker, or action by any court to take jurisdiction of all or a substantial portion of the property or assets of the Maker; (v) the sale of all or substantially all of the Maker's property or assets other than pursuant to an Interim Business Transaction; or (vi) the commencement of any proceeding by the Maker or any other party under any provision of the Bankruptcy Code of the United States, as now in existence or hereafter amended, or of any other proceeding under any applicable federal or state law, now existing or hereafter in effect, relating to bankruptcy, reorganization, insolvency, liquidation or otherwise, for the relief of debtors or readjustment of indebtedness, by or against Maker; provided, that with respect to any proceeding commenced against the Maker such proceeding remains undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceedings occur.

             (b) Upon the occurrence of an Event of Default, the outstanding principal amount of this Note, together with accrued interest hereon, shall, upon written notice from the Holder to the Maker, become immediately due and payable without presentment, demand, protest or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Maker. Notwithstanding the foregoing, the Holder may, at its option, elect to convert the principal balance outstanding, together with accrued interest, at the time of the Event of Default into that number of Conversion Securities for the quarterly period, as provided in Section 2(a) hereof, corresponding to the occurrence of the Event of Default.

          6. Transfer. Subject to the limitations set forth on the legend on this Note, this Note may be transferred, sold, pledged, hypothecated or otherwise granted as security by the Holder. The obligations of the Maker hereunder may not be assigned. This Note shall inure to the benefit of the transferees, successors and assigns of the Holder of this Note and shall be binding upon the successors of the Maker.

          7. No Rights as Stockholder. Unless and until the issuance of any shares of Common Stock upon conversion of this Note or the exercise of any warrant(s) granted pursuant thereto, the Holder of this Note shall not have or exercise any rights by virtue hereof as a stockholder of the Maker.

          8. Replacement. Upon receipt by the Maker of a duly executed, notarized and unsecured written statement from the Holder with respect to the loss, theft or destruction of this Note (or any replacement hereof), and without requiring an indemnity bond or other security, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Maker shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

          9. Additional Representations and Warranties. The Maker hereby represents and warrants to the Holder that (a) the execution, delivery and performance of this Note and the transactions contemplated hereby (including, without limitation, the issuance of Conversion Securities, if any, upon the conversion of this Note and the subsequent issuance of shares of Common Stock upon the exercise of any warrants) have been duly authorized by the Maker in accordance with all applicable corporate power and authority; (b) this Note has been duly executed by the Maker; (c) this Note is and the Convertible Securities, if and when issued, will be the legal, valid and binding obligations of the Maker enforceable against the Maker in accordance with their terms; and
(d) the execution, delivery and performance of this Note, the issuance of the Convertible Securities, if and when issued, and the consummation of the transactions contemplated hereby and thereby (i) do not require any consent from any third party; (ii) do not violate or contravene the certificate of incorporation or by-laws of the Maker or any order or judgment to which the Maker is a party or otherwise bound; or (iii) create a default under, or cause a termination or acceleration of, any agreement, contract or other instrument to which the Maker is a party or otherwise bound.

          10. Waivers, etc. Failure by the Holder to insist upon the strict performance by the Maker of any terms and provisions herein shall not be deemed to be a waiver of any terms and provisions herein, and the Holder shall retain the right thereafter to insist upon strict performance by the Maker of any and all terms and provisions of this Note or any document securing the repayment of this Note. The Maker waives diligence, demand, presentment for payment, notice of nonpayment, protest and notice of protest, and notice of any renewals or extensions of this Note. This Note may not be amended, modified or waived except by an instrument in writing signed by the Maker and the Holder.

          11. Miscellaneous.
              --------------

             (a) Notice. Any notice or other communication between parties hereto shall be deemed given if sent by certified or registered mail, postage prepaid, if to the Maker, addressed to it at 2505 Second Avenue, Suite 500, Seattle, WA 98121, Attention: Bob Bagga, Chief Executive Officer, or if to the
Holder,  addressed  to  it  at  _________________  _______________,   Attention:
________________, or to such address as may hereafter be designated in writing by one party to the other. Any notice or other communication hereunder shall be deemed given four (4) days after deposit in the mail if mailed by certified mail, return receipt requested, or on the day after deposit with an overnight courier service for next day delivery, or on the date personally delivered.

             (b) Entire Agreement. This Note embodies the entire agreement and understanding between the Maker and the Holder and supersedes any and all negotiations, prior discussions and preliminary and prior arrangements and understandings related to the subject matter hereof. No provision of this Agreement may be amended, modified or waived, except in writing signed by all of the parties hereto.

             (c) Governing Law. This Note shall be construed and enforced in accordance with the laws of the State of Delaware, without regard to its conflicts of laws principles. Each of the Maker (and, to the extent permitted by law, on behalf of the Maker's equity holders and creditors) and the Holder hereby knowingly, voluntarily and irrevocably waives any right it may have to a trial by jury in respect of any claim based upon, arising out of or in connection with this Note or the transactions contemplated hereby.

             (d) Severability. This Note shall not be interpreted or construed with any presumption against the party causing this agreement to be drafted. If any of the terms or provisions of this Note is held by a court of competent jurisdiction to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect or render invalid, illegal or unenforceable any other term or provision of this Note and to the extent permitted, such invalid, illegal or unenforceable term or provision shall be amended and reframed in a manner that will be enforceable.

             (e) Headings. Section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose or taken into account in connection with the construction or interpretation of this Note.

             (f) Counterparts. This Agreement may be executed in any number of counterparts, each of which together shall constitute one and the same original documents.


          IN WITNESS WHEREOF, the Maker has caused this Note to be duly executed by its officer thereunto duly authorized, as of the day and year first above written.






                                                IJOIN.COM, INC.


                                                By:
                                                   ----------------------------
                                                   Bob Bagga,
                                                   Chief Executive Officer


This Note, together with the investment
representations of the Holder contained
herein, are hereby acknowledged and agreed to
as of April 1, 2001 by:


NAME OF HOLDER


By
  ----------------------------
      Name:
      Title: